UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 21, 2017

INTERSIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29617	59-3590018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Murphy Ranch Road

Milpitas, California 95035

(Address of principal executive offices including zip code)

(408) 432-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 21, 2017, Intersil Corporation (“Intersil”) issued a press release announcing that, in connection with the pending acquisition of Intersil by Renesas Electronics Corporation (“Renesas”) pursuant to the Agreement and Plan of Merger, dated as of September 12, 2016, by and between Intersil and Renesas (the “Merger Agreement”), the parties were notified by the Committee on Foreign Investment in the United States (“CFIUS”) on February 21, 2017 that the investigation of the merger transaction is complete and that there are no unresolved national security concerns with respect to the transaction. The press release also reported that, in addition to clearance of the transaction by CFIUS, all other regulatory approval conditions required for closing of the merger pursuant to the Merger Agreement have been satisfied. The merger is expected to close on February 24, 2017, subject to customary closing deliveries. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing disclosure regarding the conditions set forth in the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to Intersil’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 12, 2016 and incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

Some of the statements included in this Current Report on Form 8-K constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. You should not place undue reliance on these statements. These forward-looking statements include statements that reflect the current expectations, estimates, beliefs, assumptions, and projections of our senior management about future events with respect to our business and our industry in general. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets,” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to many risks, uncertainties, and assumptions that are difficult to predict. Therefore, there are or will be important factors that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. We believe that the factors that may affect our business, future operating results, and financial condition include, but are not limited to, the following: uncertainties as to the timing of the consummation of the Merger and the ability of each party to consummate the Merger; risks that the proposed Merger disrupts our current plans and operations, including our ability to retain and hire key personnel; competitive responses to the proposed Merger; unexpected costs, charges, or expenses resulting from the Merger; the outcome of any legal proceedings that could be instituted against us or our directors related to the Merger Agreement; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; and legislative, regulatory and economic developments; any faltering or uncertainty in global economic conditions; the highly cyclical nature of the semiconductor industry; intense competition in the semiconductor industry; unsuccessful product development or failure to obtain market acceptance of our products; downturns in the end markets we serve; failure to make or deliver products in a timely manner; unavailability of raw materials, services, supplies, or manufacturing capacity; delays in production or in implementing new production techniques, product defects, or unreliability of products; and adverse results in litigation matters. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the definitive proxy statement that is included in the Schedule 14A filed with the SEC in connection with the proposed Merger on October 31, 2016 and the other documents that we have filed or may file from time-to-time with the SEC. These forward-looking statements are made only as of the date of this communication and Intersil undertakes no obligation to update or revise these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of September 12, 2016, by and between Intersil Corporation and Renesas Electronics Corporation (filed as Exhibit 2.1 to the Current Report on Form 8-K filed on September 12, 2016 and incorporated herein by reference)

99.1	Press Release dated February 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2017

INTERSIL CORPORATION

By:	/s/ Andrew Hughes
Andrew Hughes Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of September 12, 2016, by and between Intersil Corporation and Renesas Electronics Corporation (filed as Exhibit 2.1 to the Current Report on Form 8-K filed on September 12, 2016 and incorporated herein by reference)

99.1	Press Release dated February 21, 2017